Exhibit 99.1
Investor Meetings August 28-30, 2012
Contact Information & Safe Harbor Investor Relations Contact Information Chris Norman, Manager Daniel Mark, Senior Analyst (520) 884.3649 (520) 884.3621 cnorman@uns.com dmark@uns.com Investor Information http://ir.uns.com Safe Harbor and Non-GAAP Measures This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company's pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP's generating plants; and other factors listed in UNS Energy's Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UNS Energy. The Company's press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements. Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items; the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company's management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company's operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods. 1
Long-Term Value Proposition Fully Regulated Utility With Long-Term Growth Drivers Fully Regulated Utility With Long-Term Growth Drivers Fully Regulated Utility With Long-Term Growth Drivers 2
TEP's 2012 Rate Filing Key Provisions Key Provisions Key Provisions 3
Arizona Corporation Commission 4 Terms End January 2013 - Running For 2nd Term Terms End January 2015 * Term limited Commissioners term limited after 2 consecutive 4-year terms State-wide election Top 3 vote getters win Other Candidates Bob Burns (R) Former state legislator and president of the state senate Susan Bitter Smith (R) Former Scottsdale city council member and vice mayor Marcia Busching (D) Attorney and business owner
Attractive dividend yield Payout target provides flexibility 13 consecutive years of dividend increases 2000 2012 *Yield and payout for regulated utilities from EEI Q2 2012 Financial Update Note: UNS payout ratio based on net income associated with mid-point of 2012 earnings guidance and indicated annual dividend of $1.72 Generating Strong, Stable Cash Flow Attractive Dividend Yield and Opportunity for Growth 5 Q1 2012 dividend raised to $0.43 per share. Represents a 2.4% increase from 2011.
*Capital expenditure estimate for 2012 from Q2 2012 10-Q Generating Strong, Stable Cash Flow 6
Note: Capital expenditure estimates for 2013-2016 are from the 2011 Form 10- K (excludes optional purchase of leased assets in 2015). Estimate for 2012 from Q2 2012 Form 10-Q. Investing in Our Utility Businesses Nearly $2 Billion of Utility Investments Through 2016 7
Strengthening Our Regulatory Foundation Constructive Outcomes and Progress in Recent Cases 8
TEP 2012 Integrated Resource Plan Filed in April 2012 Filed in April 2012 Filed in April 2012 9
TEP 2012 Integrated Resource Plan Decision Timeline 10
Arizona's Economy In Recovery Phase Long-Term Growth, Diverse Customers and Competitive Retail Rates 11 *Source: University of Arizona Business and Economic Research Center
TEP RATE CASE 12
TEP's 2012 Rate Filing 13 Topic Summary Increase in non-fuel revenue requirement vs. adjusted test year revenues $127.8 million or 15.3% Adjusted 2011 Test Year Revenues $837 million Proposed Retail Revenues $965 million Avg. residential bill impact ~$13 / month Original Cost Rate Base (OCRB) $1.52 billion Pro forma capital structure 46% Equity / 54% Debt Return on Equity 10.75% Cost of debt 5.18% Weighted average cost of capital 7.74% Fair value rate base $2.3 billion Return on fair value rate base 5.68% Lost fixed cost recovery mechanism Recovers lost fixed cost revenues resulting from energy efficiency and distributed generation Environmental compliance recovery mechanism Return on and of capital for qualified investments, as well as recovery of related expenses
Proposed Procedural Schedule 14 In August 2012, TEP and ACC Staff filed a joint proposed procedural schedule Staff / Intervenor Testimony Dec. 21, 2012 Settlement Discussions Jan. 15 - 22, 2013 Settlement Agreement Filed Jan. 28, 2013 Settlement Testimony Feb. 8, 2013 ALJ Hearing on Settlement Agreement Feb. 25, 2013 ALJ Hearing if no Settlement Mar. 6, 2013
TEP Rate Base 15 ($ millions) 12/31/2011 Total Unadjusted Original Cost Rate Base (OCRB) $2,070 Post test-year adjustments (1) 40 Regulatory assets (2) 11 FERC jurisdictional generation assets (72) FERC jurisdictional transmission assets (368) Accumulated deferred income taxes, working capital and other adjustments (162) ACC Jurisdictional OCRB $1,519 (1) Includes $17 million of renewable generation and $23 million of other plant (1) Includes $17 million of renewable generation and $23 million of other plant (2) Nogales transmission line to be amortized over a 3-year period (2) Nogales transmission line to be amortized over a 3-year period
TEP Capital Structure and Fair Value Rate Base 16 Capital ($ Million) Percent Cost Rate Weighted Cost Rate (FVROR) Long-Term Debt $820 35.97% 5.18% 1.86% Common Equity $699 30.65% 10.75% 3.29% Fair Value Increment (1) $761 33.38% 1.56% 0.52% Total FVRB (2) $2,280 100.00% 5.68% Fair Value Increment is the difference between Fair Value Rate Base ("FVRB") and Original Cost Rate Base ("OCRB"). FVRB is determined by averaging OCRB of $1,519 million and Replacement Cost New Depreciated ("RCND") of $3,041 million. Fair Value Rate Base and Rate of Return % of Pro Forma Capital Structure Component Cost Weighted Average Cost Common Equity 46.00% 10.75% 4.94% Long-Term Debt 54.00% 5.18% 2.80% Total 100.00% 7.74% Pro Forma Capital Structure
Recovery Mechanisms 17 Designed to recover non-fuel costs that would otherwise go unrecovered due to lost kWh sales attributed to energy efficiency or distributed generation Not a full decoupling mechanism Does not include lost fixed cost revenues attributable to weather or economic conditions Per kWh charge updated annually Provision for residential customers to choose a fixed charge option 2% annual cap based on total revenues Lost Fixed Cost Recovery Mechanism (LFCR) Recovery mechanism designed to recover compliance costs associated with environmental regulations Costs to be recovered through ECA: Return on Qualified Investments based on TEP's authorized Weighted Average Cost of Capital (CWIP and in- service between rate cases) Recovery of additional costs associated with plant-in-service include depreciation expense, operations & maintenance expenses and taxes Environmental Compliance Adjustor (ECA) Solar Build Out Plan $30 million annual investments in company- owned solar projects from 2014 through 2017 Revenue requirement associated with these investments recovered through the REST surcharge until such plant is included in rate base
Energy Efficiency Resource Plan 3-year pilot program ACC approval of annual investment amounts and DSM surcharge for 2014, 2015 and 2016 Better aligns costs with benefits Moderate, stair-stepped year-over-year increases Provides more certainty to customers, contractors, and the utility TEP to invest in cost-effective energy efficiency programs Cost recovery, including a return, through existing DSM surcharge 4-year amortization period Return on investment based on Weighted Average Cost of Capital with a 200 basis point increase in ROE component Establishes definitions and methodology for calculating cost-effectiveness 18
Rate Design Proposals Rates designed to: More accurately reflect cost of service Provide greater opportunity for TEP to recover its authorized revenue requirement Shift all fuel and purchased power costs to PPFAC (no fuel or purchased power costs included in base rates) Streamline customer rate options Provide customers with more accurate price signals 19
FINANCIAL UPDATE AND OUTLOOK 20
2012 Earnings Guidance and Sensitivities 21 * Base O&M is a non-GAAP measures. Please refer to the end of this presentation for a reconciliation of non-GAAP measures. Jul. - Dec. 2012 Earnings Sensitivities Pre-Tax (millions) After-Tax (millions) Per Diluted Share 1% Change in Total Retail Sales (based on average margin rate across all customer classes) $3.0 $1.8 +/- $0.04 1% Change in UNS Consolidated Base O&M $2.7 $1.6 +/- $0.04 $5 / MWh Change in Wholesale Power Prices (SRP Contract) $1.3 $0.8 +/- $0.02 1% Increase in TEP's Un-hedged Long-Term Variable Rate Debt ($215 million outstanding at 6/30/12 of which $50 million is hedged) $0.8 $0.5 ($0.01) Earnings Guidance Range of $2.05 - $2.35 per diluted share.
TEP Long-Term Wholesale Sales Margin on long-term wholesale sales benefits shareholders Gross margin on total long-term wholesale sales was $13 million in 2011 Expect gross margin on 2012 long-term wholesale sales of $6 million Salt River Project (SRP) Contract modified in Dec. 2011 SRP required to take 500,000 MWh annually (on-peak) Priced at a discount to on-peak Palo Verde prices Contract expires May 2016 Navajo Tribal Utility Authority (NTUA) No demand charge; energy priced in mid - $50 per MWh range No minimum purchase requirement Contract modifications effective 2010 Energy charge for 50% of sales (June-Sept) based on Palo Verde Index (~30 GWhs) Contract expires December 2015 22 * L-T Wholesale Margin Revenue is a non-GAAP measures. Please refer to the end of this presentation for a reconciliation of non-GAAP measures.
Capital Structure Improvements 23 UNS Consolidated Capital Structure Recent Financing Activity Conversion of UNS $150 million convertible notes TEP long-term debt issuances $193 million of unsecured tax-exempt bonds issued in first half of 2012 to redeem higher coupon bonds $250 million unsecured notes issued in Nov. 2011 to repurchase variable rate bonds and higher coupon fixed rate bonds Future capital market activity depends on various factors Improvement resulting from: Amortization of capital lease obligations Conversion of $150 million convertible notes to equity Retained earnings
2012-2015 Financial Outlook TEP rate case filed in July 2012 with new rates effective within 13 months from filing date 2014 first full year of new TEP rates Continued O&M cost containment Refinancing opportunities Potential increase in TEP's mining load Up to 100 MW in the next 3-5 years from expansion of existing mining operations and re-opening of dormant mines At full production, approximately 100 MW from the proposed new Rosemont Copper mine Optional purchase of Springerville Unit 1 in Jan. 2015 Potential environmental upgrades to coal-fired generating facilities 24
Credit Ratings Adequate lines of credit TEP - $200 million; UES - $100 million; UNS - $ 125 million; mature in Nov. 2016 Credit ratings Moody's placed UNS and TEP on positive outlook in May 2012 TEP Fitch Secured BBB Unsecured BBB- Issuer BB+ Outlook S&P BBB+ BBB- BB+ Stable Moody's Baa1 Baa3 Baa3 Positive Positive UNS Energy Moody's Ba1 Positive Secured Credit Facility Outlook UNS Electric Moody's Baa2 Stable Sr. Unsecured Notes (guaranteed) Outlook UNS Gas Moody's Baa2 Stable Sr. Unsecured Notes (guaranteed) Outlook 25
As of 6/30/2012 Debt Issue Interest Rate Balance (millions) Maturity First Call Date at Par Security As of 6/30/2012 Debt Issue Interest Rate Balance (millions) Date First Call Date at Par Security TEP Fixed-Rate Bonds 2011 Notes 5.15% $250.0 Nov-21 Aug-21 Unsecured 2012 Apache A 4.50% 177.0 Mar-30 Mar-22 2012 Pima A 4.50% 16.5 Jun-30 Jun-22 2010 Pima A 5.25% 100.0 Oct-40 Oct-20 2008 Pima A 6.38% 90.7 Sep-29 Mar-13 2008 Pima B 5.75% 130.0 Sep-29 Jan-15 2009 Pima A 4.95% 80.4 Oct-20 N/C 2009 Coconino A 5.13% 14.7 Oct-32 Oct-19 Subtotal $859.3 Variable Rate Bonds 2010 Coconino A 0.23% $36.7 Oct-32 Anytime Mortgage Bonds 1982 Pima A - Irvington 0.19% 38.7 Oct-22 1982 Pima A 0.16% 39.9 Dec-22 1983 Apache A 0.17% 100.0 Dec-18 Subtotal $215.3 TEP TOTAL $1,074.6 UES UNS Gas Unsecured Notes 5.39% $50.0 Aug-26 Anytime Unsecured UNS Gas Unsecured Notes 6.23% 50.0 Aug-15 UNS Electric Unsecured Notes 6.50% 50.0 Aug-15 UNS Electric Unsecured Notes 7.10% 50.0 Aug-23 UNS Electric Term-Loan 2.22% 30.0 Aug-15 UES Total $230.0 UNS Stand-Alone Revolving Credit Facility LIBOR + 1.75% $82.0 Nov-16 Anytime Unsecured Total UNS Consolidated $1,386.6 Long-Term Debt Summary 26
SUPPLEMENTAL INFORMATION 27
Regulated Electric and Gas Utility Businesses Largest Subsidiary of UNS Approx. 80% of Revenues and Assets Vertically Integrated Electric Utility 405,000 Electric Customers Gas Distribution Business Vertically Integrated Electric Utility 148,000 Gas Customers 91,000 Electric Customers NYSE: UNS 2011 Operating Revenues: $1.51B Market Cap: $1.65B 28
Utility Service Areas Navajo Sundt Moenkopi Peacock Marketplace Kayenta Tucson Generating Station Coal Mine Interconnection With Other Utility Substation Solar Station TEP 405,000 customers UNS Gas 148,000 customers UNS Gas & Electric UNS Electric 91,000 customers High Voltage Transmission Lines San Juan Ship Rock Four Corners San Juan Mine Navajo McKinley McKinley Mine Coronado Springerville Luna Hidalgo Greenlee South Vail Valencia Nogales Davis Mead Black Mountain Kingman Kingman Black Mountain Griffith Griffith N. Havasu Lake Havasu City Parker Parker Saguaro West Wing Liberty Palo Verde Phoenix Pinal West Cholla Flagstaff Lee Ranch Yavapai Prescott MEXICO NEVADA UTAH COLORADO CALIFORNIA NEW MEXICO Lake Havasu City Pinnacle Peak 29 Service Areas / Customers
TEP - Retail Customers TEP customer base continues to grow at a modest pace Long-term outlook positive with a customer growth rate of approx. 1% in 2013 Retail Customer Growth Possible addition of Rosemont Copper mine in 2015 with usage of approximately 100 MW Support from local business organizations; opposition from local government and environmental groups Requires a U.S. Forest Service Record of Decision 30
TEP's Energy Resources Provide Optionality Leased and dual fuel plants provide optionality Springerville Unit 1 lease (expires Jan. 2015) contains fair market value purchase option No near-term new base load generation requirements Substation and transmission line additions are expanding access to the Palo Verde wholesale power market Current base load resources and access to Palo Verde hub should be adequate to serve potential increase in mining load over the next 3 to 5 years 31
Springerville Leases Springerville Facility Expiration Purchase / Renewal Option TEP Equity Interest Unit 1 January 2015 Fair market value purchase or renewal Fair market value appraisal of $159 million for 86% of the equity interest TEP must provide notice of intent to purchase by Sept. 2013 14% Coal Handling Facilities April 2015 Fixed-price purchase or renewal Fixed-price purchase option (TEP's share would be approximately $73 million) 13% Common Facilities 2017 and 2021 Fixed-price purchase or renewal Fixed-price purchase option of $38 million in 2017 and $68 million in 2021 (TEP's share would be approximately $76 million in total) 0% 32
Strong Coal Plant Operating Performance Average Equivalent Availability Factor Baghouse - Low NOx Existing Environmental Equipment Operator TEP's Share (MW) Coal Delivery In Service Dates TEP's Share (%) TEP 156 MW rail 1967 100% TEP 770 MW rail Unit 1 - 1985 Unit 2 - 1990 100% Arizona Public Service 110 MW mine mouth Unit 4 - 1969 Unit 5 - 1970 7% Salt River Project 168 MW mine mouth Unit 1 - 1974 Unit 2 - 1975 Unit 3 - 1976 7.5% Public Service of New Mexico 322 MW mine mouth Unit 1 - 1976 Unit 2 - 1973 50% Coal Supplier Contract Term Peabody 2020 BHP Billiton 2016 Peabody 2019 San Juan Coal 2017 Peabody 2012 Annual Expected Coal Usage 350 k tons 3.2 mil. tons 400k tons 500k tons 1.3 mil. tons Baghouse Scrubbers Low NOx Baghouse Scrubbers - Precipitators Scrubbers - Baghouse Scrubbers Low NOx Mercury removal Sundt Unit 4 coal/gas Navajo Units 1,2&3 coal Industry Avg. coal Four Corners Units 4&5 coal San Juan Units 1&2 coal Springerville Units 1&2 coal 93% 87% 93.8% 88.7% 80.3% 85.9% 79.0% 85.0% 07 08 09 10 11 33 07 08 09 10 11 07 08 09 10 11 07 08 09 10 11 07 08 09 10 11
TEP Environmental Overview Coal Plant TEP's Anticipated Environmental Capital Costs for 2011 - 2018 Pending Regulations Upgrades Springerville Units 1 & 2 $5M MATs (2015) Mercury controls San Juan Units 1 & 2 $180M-$200M Regional Haze / BART (2016) SCR Navajo Units 1 - 3 $86M MATs (2015), Regional Haze / BART (2017) Mercury controls SCR, Baghouses Four Corners Units 4 & 5 $36M MATs (2015) Regional Haze / BART (2018) Mercury controls SCR 34
TEP Generation Portfolio Fuel/ Plant Fuel/ Plant Unit No. Location Date In Service Operator TEP's Share % TEP Share Net Capacity MW Coal Coal Springerville Station 1 Springerville, AZ 1985 TEP 100 401 Springerville Station 2 Springerville, AZ 1990 TEP 100 403 San Juan Station 1 Farmington, NM 1976 PNM 50 170 San Juan Station 2 Farmington, NM 1973 PNM 50 170 Navajo Station 1 Page, AZ 1974 SRP 7.5 56 Navajo Station 2 Page, AZ 1975 SRP 7.5 56 Navajo Station 3 Page, AZ 1976 SRP 7.5 56 Four Corners Station 4 Farmington, NM 1969 APS 7 55 Four Corners Station 5 Farmington, NM 1970 APS 7 55 Gas Gas Luna Energy Facility 1 Deming, NM 2006 PNM 33.3 185 North Loop Tucson, AZ 2001 TEP 100 95 Gas/Oil Gas/Oil Sundt Station 1 Tucson, AZ 1958 TEP 100 81 Sundt Station 2 Tucson, AZ 1960 TEP 100 81 Sundt Station 3 Tucson, AZ 1962 TEP 100 104 Sundt ICTs Tucson, AZ 1972 TEP 100 50 DeMoss Petrie Tucson, AZ 1972 TEP 100 75 Coal/Gas Coal/Gas Sundt Station 4 Tucson, AZ 1967 TEP 100 156 Springerville Solar Station Springerville Solar Station Springerville, AZ 2002 TEP 100 6 Community Solar Projects Community Solar Projects Tucson, AZ 2010 TEP 100 7 Total 2,262 35
Investments in Renewable Energy Arizona Renewable Energy Standard and Tariff 15% of all retail energy needs from renewable resources by 2025 Cost recovery, including ROI, through RES surcharge on owned resources 36

TEP & UNSE Renewable Contracts and Projects

PPAs

Resource/ Counterparty	Technology	Location	Operator	Completion Date	Term (Years)	Purchase Option	Capacity MW
Solar							
Amonix	Concentrating PV	Tucson, AZ	Amonix	Mar 2011	20	On or after yr. 6 at FMV	2
Swan Solar	Concentrating PV	Tucson, AZ	Amonix	Oct 2012	20		12
NRG Solar	Fixed PV	Tucson, AZ	NRG Solar	Sept 2012	20		25
AstroSol	Fixed PV	Tucson, AZ	Astronergy	Jun 2012	20		5
Emcore Solar	Concentrating PV	Tucson, AZ	Emcore	Feb 2012	20		2
Solon	SAT PV	Kingman, AZ	Solon	Sept 2012	20		10
FRV Tucson Solar	SAT PV	Tucson, AZ	Renewable Ventures	July 2012	20		25
FSP Solar One	SAT PV	Tucson, AZ	Foresight Solar	Sept 2012	20		4
FSP Solar Two	SAT PV	Tucson, AZ	Foresight Solar	Dec 2012	20		12
Avalon Solar	Fixed PV	Marana, AZ	Avalon	Dec 2012	20		35
Wind							
Western Wind Energy US Corp	Wind	Kingman, AZ	Western Wind	Sept 2011	20	None	11
Macho Springs	Wind	Deming, NM	Element Power	Sept 2011	20	None	50
Landfill Gas							
Sexton Energy	Landfill Gas	Tucson, AZ	Sexton Energy	Dec 2013	15	None	2.2
						Total	**195.2**

Owned / In Development

Fuel/ Plant	Technology	Status	Completion Date	Net Capacity MW
Solar				
Springerville Solar Station	Fixed PV	Complete	2002	4.6
Springerville Solar Expansion	Fixed PV	Complete	2010	1.8
Univ. of Arizona Tech Park	SAT PV	Complete	2010	1.6
Univ. of Arizona Tech Park II	Fixed PV	Complete	2011	5
DM Air Corridor (pima County)	Fixed PV	Scheduled	2012	5
			Total	**18**

UNS Energy Corp.
37

UniSource Energy Services UNS Gas T&D retail gas business 148,000 retail customers 2011 retail sales - 114 million therms Rate Case Activity 2012 Rate Order $2.7 million base rate increase Lost fixed cost recovery mechanism 9.75% ROE UNS Electric Vertically integrated electric utility 91,000 retail customers 2011 retail sales - 1,853 GWh Rate Case Activity Base rate increase of $7.4 million effective October 2010 Black Mountain Generating Station transfer completed 7/1/11 Investments of $5 million annually in company-owned solar projects from 2012-2014 38
REGULATORY OVERVIEW 39
Energy Efficiency Standards ACC Energy Efficiency Standards Designed to require TEP and other affected utilities to implement cost effective demand side management programs Electric EE Standards target total retail kWh savings in 2012 of 3.0% of 2011 sales Targeted kWh savings increase annually in subsequent years until they reach a cumulative annual reduction in retail kWh sales of 22% by 2020 ACC Decoupling Policy Adopted in December 2010 Designed to encourage energy conservation by restructuring utility rates to separate the recovery of fixed costs from the level of energy consumed Policy indicates that revenue per customer decoupling may be well suited for Arizona as it responds to customer growth Utilities can propose decoupling mechanism in next general rate case application TEP Energy Efficiency Proposal ALJ recommended approval of TEP's "bridge proposal" Pending ACC approval 40
2008 TEP Rate Order Key Provisions Methodology Cost-of-service Test year 12/31/2006 Rate base $1.02 billion 2006 Retail Sales (GWh) 9,320 Allowed ROE 10.25% Capital Structure 42.5% equity / 57.5% debt (Actual capital structure was 40% equity, excluding capital leases, and 60% debt) Non-fuel base rate increase 6% (approx. $47 million). Effective Dec. 1, 2008. Purchased Power and Fuel Adjustment Clause (PPFAC) Effective Jan. 1, 2009 Forward looking Energy, capacity and transmission Springerville Unit 1 - 387 MW coal-fired plant leased by TEP. Lease expires Jan. 1, 2015. Non-fuel recovery of $25.67 per kW per month or approx. $117 million Approximates levelized cost through the remainder of the term of the lease Average base retail rate 8.9 cents / kWh (base non-fuel rate of 6.0 cents) Rate case moratorium Cannot file new case before 6/30/2012 with a test year no earlier than 12/31/11 41
2008 TEP Rate Order - Key Provisions ACC Decision No. 70628 II. Rate increase 2.2 TEP's rates, including generation, will be determined using a cost-of-service methodology. ....TEP shall withdraw its proposed market and hybrid rate methodologies. Original cost rate base: $1.02B (net of $134M of adjustments, including deferred income taxes of $119M) Average base rate increase of 6% (avg. base retail rate of 8.9 cents/kWh) Includes base cost of fuel & purchased power of 2.8896 cents/kWh Revenue increase of $47.1M III. Ratemaking treatment of generation assets 3.1 For ratemaking purposes, SGS Unit 1 and Luna shall be included in TEP's rate base at their respective original costs. All other generation assets acquired by TEP after December 31, 2006, but before December 31, 2012, shall be included in TEP's rate base at their respective original costs, subject to the Commission's subsequent regulatory and ratemaking review and approval. 3.2 Recovery of SGS Unit 1 non-fuel costs shall reflect a cost of $25.67 per KW per month which approximates the levelized cost of SGS Unit 1 through the remainder of the primary lease term for this generating facility. In addition, SGS Unit 1 leasehold improvements shall be included in TEP's original cost rate base at net book value as of December 31, 2006. 3.3 Luna shall be included in TEP's original cost rate base at net book value as of December 31, 2006. 42
2008 TEP Rate Order - Key Provisions X. Rate case moratorium 10.1 TEP's base rates shall remain frozen through December 31, 2012. 10.2 TEP shall not submit a rate application sooner than June 30, 2012. ...test year ending no earlier than December 31, 2011. 10.2 Signatories agree to use their best efforts to have post-moratorium rates in place no later than thirteen months after TEP's rate application is filed with the Commission. XI. Emergency Clause 11.1 ...TEP shall not be prevented from requesting a change to its base rates, or necessary changes to the PPFAC mechanism, the DSM or REST, that would take effect prior to January 1, 2013, in the event of conditions or circumstances that constitute an emergency. ...emergency is limited to an extraordinary event that is beyond TEP's control and that, in the Commission's judgment, requires rate relief in order to protect the public interest. This provision is not intended to preclude TEP from seeing rate relief pursuant to this paragraph in the event of the imposition of a federal carbon tax or related federal cap and trade system. 43
RECONCILIATION OF NON-GAAP MEASURES 44
Reconciliation of Non-GAAP Measures Q2 and YTD June 30 Base O&M 45 Base O&M, a non-GAAP financial measure, should not be considered as an alternative to Other O&M, which is determined in accordance with GAAP. We believe Base O&M provides useful information to investors because it represents the fundamental level of operating and maintenance expense related to our core utility business. Base O&M excludes expenses that are directly offset by revenues collected from customers and other third parties. UNS Energy 2nd Quarter 2nd Quarter YTD June 30, YTD June 30, O&M Components 2012 2011 2012 2011 -Millions of Dollars- -Millions of Dollars- -Millions of Dollars- -Millions of Dollars- UNS Energy Base O&M (Non-GAAP) $68.1 $65.0 $137.0 $136.4 Reimbursed O&M Related to Springerville Units 3 and 4 13.3 16.1 26.6 32.3 O&M Related to Customer-funded Renewable Energy and DSM Programs 9.5 9.0 21.6 22.4 UNS Energy O&M (GAAP) $90.9 $90.1 $185.2 $191.1 TEP 2nd Quarter 2nd Quarter YTD June 30, YTD June 30, O&M Components 2012 2011 2012 2011 -Millions of Dollars- -Millions of Dollars- -Millions of Dollars- -Millions of Dollars- TEP Base O&M (Non-GAAP) $59.5 $56.5 $119.9 $118.8 O&M Included in Other Expense (1.2) (1.8) (2.1) (3.7) Reimbursed O&M Related to Springerville Units 3 and 4 13.3 16.1 26.6 32.3 O&M Related to Customer-funded Renewable Energy and DSM Programs 7.1 7.3 16.7 19.2 TEP O&M (GAAP) $78.7 $78.1 $161.1 $166.6
Reconciliation of Non-GAAP Measures 2009 - 2011 Base O&M 46 Base O&M, a non-GAAP financial measure, should not be considered as an alternative to Other O&M, which is determined in accordance with GAAP. We believe Base O&M provides useful information to investors because it represents the fundamental level of operating and maintenance expense related to our core utility business. Base O&M excludes expenses that are directly offset by revenues collected from customers and other third parties. UNS Energy O&M Components 2011 2010 2009 -Millions of Dollars- -Millions of Dollars- -Millions of Dollars- UNS Energy Base O&M (Non-GAAP) $270 $265 $270 Reimbursed O&M Related to Springerville Units 3 and 4 63 65 41 O&M Related to Customer-funded Renewable Energy and DSM Programs 46 40 23 UNS Energy O&M (GAAP) $379 $370 $334 TEP O&M Components 2011 2010 2009 -Millions of Dollars- -Millions of Dollars- -Millions of Dollars- TEP Base O&M (Non-GAAP) $237 $228 $231 O&M Included in Other Expense (8) (7) (7) Reimbursed O&M Related to Springerville Units 3 and 4 63 65 41 O&M Related to Customer-funded Renewable Energy and DSM Programs 39 31 18 TEP O&M (GAAP) $331 $317 $283
Reconciliation of Non-GAAP Measures Q2 and YTD June 30 TEP Retail Margin Revenues 47 Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Net Electric Retail Sales, which is determined in accordance with GAAP. Retail Margin Revenues excludes: (i) revenues collected from retail customers that are directly offset by expenses recorded in other line items; and (ii) revenues collected from third parties that are unrelated to kWh sales to retail customers. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business. Three Months Ended June 30, Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, 2012 2011 2012 2011 RETAIL REVENUES - $ MILLIONS Margin Revenues (Non-GAAP): Residential $66.9 $61.3 $113.0 $108.3 Commercial 44.2 42.5 74.9 73.5 Industrial 23.9 23.9 43.5 44.5 Mining 8.0 7.9 14.5 15.6 Other 3.3 3.4 5.8 5.9 Total $146.3 $139.0 $251.7 $247.8 DSM / REST 9.6 9.1 21.4 24.2 Fuel and Purchased Power Revenues: Recovered from Customers 91.9 83.6 141.0 133.4 Total Retail Revenues (GAAP) $247.8 $231.7 $414.1 $405.4 TEP
Reconciliation of Non-GAAP Measures 2009-2011 TEP Retail Margin Revenues 48 Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Net Electric Retail Sales, which is determined in accordance with GAAP. Retail Margin Revenues excludes: (i) revenues collected from retail customers that are directly offset by expenses recorded in other line items; and (ii) revenues collected from third parties that are unrelated to kWh sales to retail customers. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business. 2011 2010 2009 -Millions of Dollars- -Millions of Dollars- -Millions of Dollars- Retail Margin Revenues: Residential $ 252 $252 $ 254 Commercial 160 159 160 Industrial 95 97 100 Mining 32 31 30 Public Authorities 12 12 12 Total Retail Margin Revenues (Non-GAAP)** $ 551 $551 $ 556 Fuel Purchased Power Recovered from Customers 307 279 287 REST / DSM 46 38 25 Total Retail Revenues (GAAP) $ 904 $868 $ 868 TEP
Reconciliation of Non-GAAP Measures Q2 and YTD June 30 TEP Long-Term Wholesale Margin Revenues 49 Long-Term Wholesale Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Electric Wholesale Sales, which is determined in accordance with GAAP. We believe the change in Long-Term Wholesale Margin Revenues between periods provides useful information to investors because it demonstrates the underlying profitability of TEP's long-term wholesale sales contracts. Long-Term Wholesale Margin Revenues represents the portion of long-term wholesale revenues available to cover the operating expenses of our core utility business. Three Months Ended June 30, Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, 2012 2011 2012 2011 -Millions of Dollars- -Millions of Dollars- -Millions of Dollars- -Millions of Dollars- Long-Term Wholesale Margin Revenues (Non-GAAP) 0.0 4.0 1.9 11.0 Fuel and Purchased Power Expense Allocated to Long-Term Wholesale Revenues 4.9 6.4 9.7 12.9 Long-Term Wholesale Revenues $4.9 $10.4 $11.6 $23.9 Wholesale Transmission Revenues 3.9 4.4 7.8 8.3 Short-term Wholesale Revenues 13.5 17.0 32.6 34.8 Electric Wholesale Sales (GAAP) 22.3 31.8 52.0 67.0
Reconciliation of Non-GAAP Measures 2009-2011 TEP Long-Term Wholesale Margin Revenues 50 Long-Term Wholesale Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Electric Wholesale Sales, which is determined in accordance with GAAP. We believe the change in Long-Term Wholesale Margin Revenues between periods provides useful information to investors because it demonstrates the underlying profitability of TEP's long-term wholesale sales contracts. Long-Term Wholesale Margin Revenues represents the portion of long-term wholesale revenues available to cover the operating expenses of our core utility business. 2011 2010 2009 Long-Term Wholesale Revenues: -Millions of Dollars- -Millions of Dollars- -Millions of Dollars- Long-Term Wholesale Margin Revenues (Non-GAAP)* $ 13 $ 28 $ 25 Fuel and Purchased Power Expense Allocated to Long- Term Wholesale Revenues 28 28 23 Total Long-Term Wholesale Revenues $ 41 $ 56 $ 48 Wholesale Transmission Revenues 16 21 19 Short-Term Wholesale Revenues 73 64 86 Electric Wholesale Sales (GAAP) $130 $141 $153